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                                    EXHIBIT 99.B(p)

                                    CONTROL LIST

     The Registrant, SM&R Investments, Inc., is an open-end investment company, organized under the laws of the State of Maryland. The Registrant has an investment advisory contract with Securities Management and Research, Inc. ("SM&R"), a Florida corporation and a registered broker-dealer and investment adviser. SM&R and its parent company, American National Insurance Company, a Texas insurance company, own approximately 21% and 30%, respectively, of the outstanding stock of the Government Bond Fund, 2% and 65%, respectively, of the Primary Fund, and 12% and 60%, respectively, of the Tax Free Fund. The Moody Foundation owns approximately 23.7% and the Libbie Shearn Moody Trust owns approximately 37.58% of the outstanding stock of American National Insurance Company.

     The Trustees of The Moody Foundation are Mrs. Frances Moody Newman, Robert
L. Moody and Ross Rankin Moody. Robert L. Moody is a beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director, President and Chief Executive Officer of American National Insurance Company. Robert L. Moody is also Chairman of the Board, a Director and controlling shareholder of National Western Life Insurance Company, a Colorado insurance company.

     The Moody National Bank of Galveston is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 47% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc. owns approximately 97% of the outstanding shares of The Moody National Bank of Galveston. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc. The Three R Trusts, trusts created by Robert L. Moody for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

     The Moody Foundation owns 33% and the Libbie Shearn Moody Trust owns
51% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation has the following wholly-owned subsidiaries, listed in alphabetical order:

Gal-Tenn Corporation
Gal-Tex Management Company
Gal-Tex Woodstock, Inc.
GTG Corporation
New Paxton Hotel Corporation

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     American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

ENTITY:  Alamo Quarry Market, Ltd.
ENTITY FORM: a Texas limited partnership
OWNERSHIP OR OTHER BASIS OF CONTROL:  ANTAC, Inc. owns a 17.5% interest.


ENTITY: American Hampden Joint Venture
ENTITY FORM: a Texas joint venture
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 98% interest.


ENTITY:  American National of Delaware Corporation
ENTITY FORM:  a Delaware corporation (inactive)
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company

ENTITY: American National Financial Corporation
ENTITY FORM: a Texas corporation (inactive)
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company

ENTITY: American National Financial Corporation (Delaware)
ENTITY FORM: a Delaware corporation (inactive)
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY: American National Financial Corporation (Nevada)
ENTITY FORM: a Nevada corporation (inactive)
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY: American National General Insurance Company
ENTITY FORM: a Missouri insurance company
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY: American National Growth Fund, Inc.
ENTITY FORM: a Maryland corporation - registered investment company
OWNERSHIP OR OTHER BASIS OF CONTROL:  Investment Advisory Agreement with SM&R.

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ENTITY: American National Income Fund, Inc.
ENTITY FORM: a Maryland corporation - registered investment company
OWNERSHIP OR OTHER BASIS OF CONTROL:  Investment Advisory Agreement with SM&R.

ENTITY: Triflex Fund, Inc.
ENTITY FORM: a Maryland corporation - registered investment company
OWNERSHIP OR OTHER BASIS OF CONTROL:  Investment Advisory Agreement with SM&R.

ENTITY:  American National Investment Accounts, Inc.
ENTITY FORM: a Maryland corporation - registered investment company
OWNERSHIP OR OTHER BASIS OF CONTROL:  Investment Advisory Agreement with SM&R.

ENTITY:  American National Insurance Service Company
ENTITY FORM: Missouri corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY: American National Life Insurance Company of Texas
ENTITY FORM: a Texas insurance company
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company

ENTITY: American National Lloyds Insurance Company
ENTITY FORM: a Texas corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company

ENTITY: American National Property and Casualty Company
ENTITY FORM: a Missouri insurance company
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY: ANDV 97, Inc.
ENTITY FORM: A Texas Corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company

ENTITY: ANPAC General Agency of Texas
ENTITY FORM: a Texas corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY: ANPAC Lloyds Insurance Management, Inc.
ENTITY FORM:  a Texas corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company

ENTITY: ANREM Corporation
ENTITY FORM: a Texas corporation
OWNERSHIP OR OTHER BASIS OF CONTROL:  Wholly owned subsidiary of SM&R

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ENTITY: ANTAC, Inc.
ENTITY FORM: a Texas corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY: Beechwood Business Park Joint Venture
ENTITY FORM: a Texas limited partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: ANTAC owns a 50% limited partership interest

ENTITY: Garden State Life Insurance Company
ENTITY FORM: a New Jersey insurance company
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  Gateway Park Joint Venture
ENTITY FORM: a Texas joint venture
OWNERSHIP OR OTHER BASIS OF CONTROL: South Shore Harbour Development, Ltd. has a 50% interest.

ENTITY: Harbour Title Company
ENTITY FORM: a Texas corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: South Shore Harbour Development, Ltd. owns 50% of the outstanding stock.

ENTITY: IAH 97 Joint Venture
ENTITY FORM: a Texas General Partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: ANTAC owns a 50% General Partnership interest

ENTITY: Kearns Building Joint Venture
ENTITY FORM: a Texas joint venture
OWNERSHIP OR OTHER BASIS OF CONTROL:  American National owns an 85% interest.

ENTITY:  Lincolnshire Equity Fund, L.P.
ENTITY FORM: a Delaware limited partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 12.6% limited partnership interest.

ENTITY: MR/SA Partnership
ENTITY FORM: A Nevada General Partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: ANTAC owns a 50% General Partnership interest

ENTITY:  National Institute of Family Economics, Inc.
ENTITY FORM: a Texas corporation (inactive)
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company

ENTITY: Pacific Property and Casualty Company
ENTITY FORM: a California corporation
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company

ENTITY: Panther Creek Limited Partnership
ENTITY FORM: a Texas limited partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest

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ENTITY: Rutledge Partners, L.P.
ENTITY FORM: a Texas limited partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 50% limited partnership interest.

ENTITY: South Shore Harbour Development, Ltd.
ENTITY FORM: a Texas limited partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 95% limited partnership interest. ANREM Corp. owns a 5% general partnership interest.

ENTITY: Standard Life and Accident Insurance Company
ENTITY FORM: an Oklahoma insurance company
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY: Terra Venture Bridgeton Project Joint Venture
ENTITY FORM: a Texas joint venture
OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned by American National Insurance Company.

ENTITY: Third and Catalina, Ltd.
ENTITY FORM: a Texas limited partnership
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 49% limited partnership interest.

ENTITY: Timbermill, Ltd.
ENTITY FORM: a Texas joint venture
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest.

ENTITY: Town and Country Joint Venture
ENTITY FORM: a Texas joint venture
OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest.